                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
NHP Borrower Entities (as defined in Note 1):

    We have audited the accompanying combined balance sheets of NHP Borrower Entities (as defined in Note 1) (the "Borrowers") as of December 31, 1996 and 1995, and the related combined statements of operations, changes in partners' capital, and cash flows for the year ended December 31, 1996, and for the period from January 20, 1995 (date of inception), through December 31, 1995. These financial statements are the responsibility of the Borrowers' management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Borrowers' management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of NHP Borrower Entities as of December 31, 1996 and 1995, and the combined results of their operations and their cash flows for the year ended December 31, 1996, and for the period from January 20, 1995 (date of inception), through December 31, 1995, in conformity with generally accepted accounting principles.

    Our audits were made for the purpose of forming an opinion on the basic combined financial statements taken as a whole. Schedule II -- Allowance for Doubtful Accounts and Schedule III -- Real Estate and Accumulated Depreciation are presented for purposes of complying with the Securities and Exchange Commission's rules and are not part of the basic combined financial statements. Schedule II for the years ended December 31, 1996 and 1995, and
Schedule III for the year ended December 31, 1996 have been subjected to the auditing procedures applied in the audits of the basic combined financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic combined financial statements taken as a whole.

                                                ARTHUR ANDERSEN LLP


Washington, D.C.,
  February 20, 1997 (except with
  respect to the matter discussed in
  Note 8, as to which the date is
  June 3, 1997)

                                 NHP Borrower Entities
                                 (as defined in Note 1)

                                 Combined Balance Sheets
                             As of December 31, 1996 and 1995


                                    ASSETS



                                                                    1996            1995
                                                               --------------  --------------
Rental property, at cost:
  Land.......................................................  $   41,699,862  $   41,699,862
  Buildings and improvements, net of accumulated depreciation of $10,791,208 and $3,345,545 as of December 31, 1996 and
    1995, respectively.......................................     173,393,740     180,187,360
  Furniture, fixtures and equipment, net of accumulated
    depreciation of $3,972,190 and $1,521,094 as of
    December 31, 1996 and 1995, respectively.................       3,862,339       6,140,590
                                                               --------------  --------------
                                                                  218,955,941     228,027,812
                                                               --------------  --------------
Cash and cash equivalents....................................       1,664,038       1,570,276

Tenant receivables, net of allowance for doubtful accounts of
  $126,832 and $91,474 as of December 31, 1996 and 1995,
  respectively...............................................          95,670          74,471

Escrows and deposits.........................................       5,460,653       6,530,885

Deferred finance costs, net of accumulated amortization of
  $3,634,476 and $1,759,158 as of December 31, 1996 and 1995,
  respectively...............................................       7,344,982       9,220,300

Other assets.................................................         799,098         526,133
                                                               --------------  --------------
       Total assets..........................................  $  234,320,382  $  245,949,877
                                                               --------------  --------------
                                                               --------------  --------------

                             LIABILITIES AND PARTNERS' CAPITAL

Mortgage notes payable, net of discount of $1,108,133 and
  $1,391,062 as of December 31, 1996 and 1995,
  respectively...............................................  $  166,997,173  $  166,714,244

Accounts payable and accrued expenses........................       5,264,067       5,966,498

Other liabilities............................................       1,339,361       1,251,867

Partners' capital............................................      60,719,781      72,017,268
                                                               --------------  --------------
       Total liabilities and partners' capital...............  $  234,320,382  $  245,949,877
                                                               --------------  --------------
                                                               --------------  --------------


The accompanying notes are an integral part of these combined balance sheets.

                               NHP Borrower Entities
                               (as defined in Note 1)

                            Combined Statements of Operations
                        For the Year Ended December 31, 1996, and
                 For the Period From January 20, 1995 (Date of Inception),
                              Through December 31, 1995


                                                                      1996           1995
                                                                 --------------  -------------
Revenues:
  Rental revenue...............................................  $   42,927,992  $  37,482,063
  Interest income..............................................         267,409        339,658
  Other revenue................................................       1,912,028      1,658,835
                                                                 --------------  -------------
     Total revenue.............................................      45,107,429     39,480,556
                                                                 --------------  -------------
Expenses:

  General and administrative, including amounts associated with related parties of $3,488,943 and $2,895,995 in 1996 and
    1995, respectively.........................................       7,001,487      5,792,360
  Utilities....................................................       4,627,719      3,676,905
  Operating and maintenance, including amounts associated with related parties of $2,524,429 and $2,103,661 in 1996 and
    1995, respectively.........................................       9,088,323      7,990,090
  Taxes and insurance..........................................       5,652,374      4,581,205
  Depreciation.................................................       9,905,741      4,866,639
  Interest on mortgage notes payable...........................      16,733,178     14,786,483
  Loss on sale of hedge instrument (Note 5)....................              --        503,931
                                                                 --------------  -------------
     Total expenses............................................      53,008,822     42,197,613
                                                                 --------------  -------------
     Net loss..................................................  $   (7,901,393) $  (2,717,057)
                                                                 --------------  -------------
                                                                 --------------  -------------


The accompanying notes are an integral part of these combined financial statements.

                               NHP Borrower Entities
                               (as defined in Note 1)

                     Combined Statements of Changes in Partners' Capital
                       For the Year Ended December 31, 1996, and
                   For the Period From January 20, 1995 (Date of Inception),
                                Through December 31, 1995


                                                                          GENERAL       LIMITED
                                                                          PARTNERS     PARTNERS         TOTAL
                                                                         ----------  -------------  -------------
Initial capital contributions..........................................  $ 801,508  $  79,349,276  $  80,150,784
 Distributions to partners.............................................    (47,408)    (5,369,051)    (5,416,459)
 Net loss..............................................................    (27,168)    (2,689,889)    (2,717,057)
                                                                         ----------  -------------  -------------
Balance, December 31, 1995.............................................    726,932     71,290,336     72,017,268
 Distributions to partners.............................................    (33,960)    (3,362,134)    (3,396,094)
 Net loss..............................................................    (79,014)    (7,822,379)    (7,901,393)
                                                                         ----------  -------------  -------------
Balance, December 31, 1996.............................................  $ 613,958  $  60,105,823  $  60,719,781
                                                                         ----------  -------------  -------------
                                                                         ----------  -------------  -------------


The accompanying notes are an integral part of these combined financial statements.

                                 NHP Borrower Entities
                                 (as defined in Note 1)


                               Combined Statements of Cash Flows
                           For the Year Ended December 31, 1996, and
              For the Period from January 20, 1995 (Date of Inception),
                               Through December 31, 1995


                                                                     1996            1995
                                                                --------------  --------------

Reconciliation of net loss to net cash provided by operating activities:
  Net loss....................................................  $   (7,901,393) $   (2,717,057)
  Adjustments to reconcile net loss to net cash provided by
    operating activities--
      Depreciation............................................       9,905,741       4,866,639
      Amortization............................................       2,158,247       1,990,566
      Loss on sale of hedge instrument (Note 5)...............              --         503,931
      Change in tenant receivables............................         (21,199)        (74,471)
      Change in escrows and deposits..........................         358,041      (4,288,521)
      Change in other assets..................................        (374,459)       (416,912)
      Change in accounts payable and accrued expenses.........        (600,938)      5,855,693
      Change in other liabilities.............................          87,494       1,251,867
                                                                --------------  --------------
         Net cash provided by operating activities............      3,611,534       6,971,735
                                                                --------------  --------------
Cash flows from investing activities:
  Purchase of fixed assets....................................        (833,869)   (232,894,453)
  Proceeds from sale of hedge instrument (Note 5).............              --         676,694
  Withdrawals from (payments to) replacement reserve, net.....         712,191      (2,242,362)
                                                                --------------  --------------
         Net cash used in investing activities................        (121,678)   (234,460,121)
                                                                --------------  --------------
Cash flows from financing activities:
  Receipts from mortgage notes payable........................              --     166,484,420
  Initial capital contributions from partners.................              --      80,150,784
  Distributions to partners...................................      (3,396,094)     (5,416,459)
  Payments of deferred finance costs..........................              --     (12,160,083)
                                                                --------------  --------------
         Net cash (used in) provided by financing activities..      (3,396,094)    229,058,662
                                                                --------------  --------------
Net increase in cash and cash equivalents.....................          93,762       1,570,276
Cash and cash equivalents, beginning of period................       1,570,276              --
                                                                --------------  --------------
Cash and cash equivalents, end of period......................  $    1,664,038  $    1,570,276
                                                                --------------  --------------
                                                                --------------  --------------
Supplemental information:
  Cash paid during the year for interest......................  $   14,336,013  $   12,696,000
                                                                --------------  --------------
                                                                --------------  --------------


The accompanying notes are an integral part of these combined financial statements.

                                  NHP Borrower Entities
                                 (as defined in Note 1)

                              Notes to Combined Financial Statements
                                As of December 31, 1996 and 1995

1. THE PARTNERSHIPS:

ORGANIZATION

    NHP Borrower Entities (the "Borrowers"), and individually the "Borrower" consisting of 32 partnerships, were organized on January 20, 1995 (date of inception), for the purpose of owning and operating real estate.


    Each Borrower purchased a rental housing project (collectively, the "Properties," and individually, the "Property") on February 8, 1995 (with the exception of Heather I, which purchased its Property on June 15, 1995) from entities affiliated with Hall Financial Group (collectively, the "Sellers"). The Borrowers each have the same general partners, and are under the common control of NHP-HG Twelve, Inc. ("NHP Twelve"), a wholly owned subsidiary of NHP Partners, Inc., and Albuquerque Whaler 95-B Corporation ("AW95-B"), with each holding a 0.5 percent general partner interest, and with each having equal and exclusive authority to make significant partnership decisions. Each Borrower also has a 99 percent limited partner (collectively, the "New LPs" and individually the "New LP"), in which the Sellers and an equity investment of NHP Partners, Inc. have preferred limited partnership interests.

BASIS OF PRESENTATION

    The Borrowers, along with their respective New LP limited partners are listed below:

             NEW LP                        BORROWER                     PROPERTY NAME
------------------------------  ------------------------------  ------------------------------
NHP Bayberry Associates, LP...  NHP Bayberry, LP                Bayberrytree Apartments
NHP Carriage Associates, LP...  NHP Carriage, LP                Carriagetree Apartments
NHP Center Associates, LP.....  NHP Center, LP                  Centertree Apartments
NHP Cornerstone Associates, LP  NHP Cornerstone, LP             Cornerstone Apartments
NHP Dove Associates, LP.......  NHP Dove, LP                    Dovetree Apartments
NHP Forest II Associates, LP    NHP Forest II, LP               Forestree II Apartments
NHP Gates of Arlington
  Associates, LP..............  NHP Gates of Arlington, LP      Gates of Arlington Apartments
NHP Elk Associates, LP........  NHP Elk, LP                     Gatewood Apartments
NHP Green Associates, LP......  NHP Green, LP                   Greentree Apartments
NHP Heather I Associates, LP    NHP Heather I, LP               Heathertree Apartments
NHP Heather II Associates, LP   NHP Heather II, LP              Heathertree Apartments
NHP Laurel III Associates, LP   NHP Laurel III, LP              Laurel Tree III Apartments
NHP Twin Associates, LP.......  NHP Twin, LP                    Los Altos Tower
NHP Mill Creek Associates, LP   NHP Mill Creek, LP              Mill Creek Apartments
NHP Forest IV Associates, LP    NHP Forest IV, LP               Northcross Apartments
NHP Oak Associates, LP........  NHP Oak, LP                     Oaktree Apartments




           NEW LP                          BORROWER                     PROPERTY NAME
------------------------------  ------------------------------  ------------------------------

NHP Paradise Bay
  Associates, LP..............  NHP Paradise Bay, LP            Paradise Bay Apartments
NHP Park Associates, LP.......  NHP Park, LP                    Parktree Apartments
NHP Parkview Associates, LP...  NHP Parkview, LP                Parkview Tower
NHP Pine Creek Manor
  Associates, LP..............  NHP Pine Creek Manor, LP        Pine Creek Manor
NHP Summer Associates, LP.....  NHP Summer, LP                  Summertree Apartments
NHP Summit Associates, LP.....  NHP Summit, LP                  Summittree Apartments
NHP Sunridge Associates, LP...  NHP Sunridge, LP                Sunridge Village Apartments
NHP Lane Associates, LP.......  NHP Lane, LP                    The Lakes
NHP Coach Associates, LP......  NHP Coach, LP                   The Villas
NHP Regal Associates, LP......  NHP Regal, LP                   Three Fountains Apartments
NHP Villa Associates, LP......  NHP Villa, LP                   Villatree Apartments
NHP Timberview Associates, LP.  NHP Timberview, LP              Whispertree Apartments
NHP Longfellow Associates, LP.  NHP Longfellow, LP              Whispertree Apartments
NHP Port Richey Associates, LP  NHP Port Richey, LP             Windtree Apartments
NHP Midland Associates, LP....  NHP Midland, LP                 Windtree (TX) Apartments
NHP Woodcreek Associates, LP..  NHP Woodcreek, LP               Woodcreek Apartments


    The accompanying financial statements present the combined financial position and results of operations for the Borrowers, which are under the common control of NHP Twelve and AW95-B. The Borrowers' operations represent the sole source of income or loss for the New LPs.

    As further described in Notes 5 and 6, the Properties are subject to certain third party and related party debt, which contain cross-collateralization provisions. All of the Borrowers listed above are included in the accompanying combined financial statements for all periods presented, with the exception of Heather I, whose Property's operations are included only from its purchase date.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

    The Borrowers consider all highly liquid investments with initial maturities of 90 days or less to be cash equivalents.

    NHP Management Company ("NHPMC"), a wholly-owned subsidiary of NHP Incorporated (Note 6) and an affiliate of NHP Partners, Inc., maintains at banks concentrated cash and cash equivalent accounts of affiliated entities for which it provides management services. As of December 31, 1996 and 1995, NHPMC held $578,349 and $18,504 on behalf of the Borrowers, which is included in cash and cash equivalents in the accompanying combined balance sheets.

RENTAL REVENUE

    Properties owned by the Borrowers are subject to numerous tenant leasing arrangements having initial terms of one year or less. Rental revenue from these arrangements is recognized on a straight-line basis over the appropriate lease term.

DEPRECIATION

    During 1995, the building and improvements were depreciated on a straight-line basis using an estimated useful life of 50 years. Effective January 1, 1996, management revised the depreciable life to 25 years. As a result of the change in accounting estimate, depreciation expense related to the building and improvements increased by $3,641,878 for the year ended December 31, 1996.

    Furniture, fixtures and equipment are depreciated using an accelerated method, assuming estimated useful lives of 5 to 10 years.

AMORTIZATION

    Deferred finance costs are amortized over the appropriate mortgage loan period using the effective interest method. The related amortization is recorded as amortization of deferred finance costs in the accompanying combined statements of operations.

INCOME TAXES

    The Borrowers are not tax-paying entities, and accordingly no provision has been recorded for Federal or state income tax purposes. The partners are individually responsible for reporting their share of the Borrowers' taxable income on their income tax returns. In the event of an examination of the Borrowers' tax return by the Internal Revenue Service, the tax liability of the partners could be changed if an adjustment in the Borrowers' income is ultimately sustained by the taxing authorities.

    Certain transactions of the Borrowers may be subject to accounting methods for income tax purposes that differ from the accounting methods used in preparing these combined financial statements in accordance with generally accepted accounting principles. Accordingly, the net income or loss of the Borrowers and the resulting balances in the partners' capital accounts reported for income tax purposes may differ from the balances reported for those same items in these combined financial statements.

IMPLEMENTATION OF NEW ACCOUNTING STANDARD

    Land and building and improvements are carried on the Borrowers' combined balance sheets at historical cost. On January 1, 1996, the Borrowers implemented Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and Assets for Long-Lived to be Disposed of." This pronouncement requires management to assess the carrying value of long-lived assets and assets to be disposed of for impairment. Whenever there are recognized events or changes in circumstances that could affect the carrying amount of the real estate, management reviews the assets for possible impairment. Adoption of this statement did not have an impact on the Borrowers' financial statements.

RECLASSIFICATIONS

    Certain 1995 amounts have been reclassified to conform with the 1996 presentation.

3. BORROWER PROFITS AND LOSSES AND DISTRIBUTIONS:

    Distributions to partners are made in accordance with the Borrowers' partnership agreements, based on certain priority distributions.

    Net income or loss is allocated to the partners' capital accounts in accordance with the Borrowers' partnership agreements. Net income excluding depreciation and amortization is allocated to the partners' capital accounts in accordance with their respective Sharing Ratios, as defined in the Borrowers' partnership agreements. Net losses excluding depreciation, amortization and capital transaction losses are allocated based upon the partners' respective Loss Sharing Ratio, as defined in the Borrowers' partnership agreements.

4. PARTNERS CAPITAL:

    A summary of the Borrowers' capital balances for the years ended December 31, 1996 and 1995, is as follows:


BORROWER                                                             1996           1995
---------------------------------------------------------------  -------------  -------------
NHP Bayberry, LP...............................................  $   1,755,618  $   2,234,485
NHP Carriage, LP...............................................      1,195,537      1,517,160
NHP Center, LP.................................................      1,996,163      2,085,837
NHP Cornerstone, LP............................................        617,355        936,788
NHP Dove, LP...................................................      1,211,023      1,351,958
NHP Forest II, LP..............................................      2,134,010      2,718,886
NHP Gates of Arlington, LP.....................................      4,305,791      4,751,463
NHP Elk, LP....................................................      2,927,263      3,655,151
NHP Green, LP..................................................      2,145,226      2,650,101
NHP Heather I, LP..............................................      1,035,041      1,196,189
NHP Heather II, LP.............................................        895,033      1,019,969



BORROWER                                                             1996           1995
---------------------------------------------------------------  -------------  -------------

NHP Laurel III, LP.............................................  $     496,637  $     626,135
NHP Twin, LP...................................................      2,136,811      2,624,609
NHP Mill Creek, LP.............................................        900,844      1,071,806
NHP Forest IV, LP..............................................      2,619,974      2,997,654
NHP Oak, LP....................................................       (222,562)       391,984
NHP Paradise Bay, LP...........................................      5,624,967      6,252,554
NHP Park, LP...................................................        468,207        589,413
NHP Parkview, LP...............................................      1,104,518      1,380,233
NHP Pine Creek Manor, LP.......................................        320,071        443,816
NHP Summer, LP.................................................      1,539,710      1,566,894
NHP Summit, LP.................................................      1,896,447      2,185,083
NHP Sunridge, LP...............................................      3,956,813      4,681,124
NHP Lane, LP...................................................      4,417,261      5,206,637
NHP Coach, LP..................................................      1,831,772      2,181,395
NHP Regal, LP..................................................      5,044,112      5,791,819
NHP Villa, LP..................................................      1,269,066      1,450,342
NHP Timberview, LP.............................................      1,779,077      1,993,639
NHP Longfellow, LP.............................................      1,747,447      1,998,524
NHP Port Richey, LP............................................      1,557,016      1,923,759
NHP Midland, LP................................................        682,160        714,830
NHP Woodcreek, LP..............................................      1,331,373      1,827,031
                                                                 -------------  -------------
                                                                 $  60,719,781  $  72,017,268
                                                                 -------------  -------------
                                                                 -------------  -------------

5. MORTGAGE NOTES PAYABLE:

    After the purchase date of February 8, 1995, each Borrower was subject to two mortgage notes payable (the "Senior Note" and the "Junior Note") to Value Line Mortgage Corporation ("Value Line") under a master loan agreement (the "Master Loan Agreement"). Value Line sold the two notes to Paine Webber Real Estate Securities Inc., which is an affiliate of the Borrowers through its indirect partnership interest in one of the New LP's limited partners. On or about November 15, 1995, the two notes were securitized.

    As of December 31, 1996 and 1995, the Senior Note had an aggregate outstanding balance of $152,540,000. Under the agreement, the Borrowers are required to make monthly interest payments only and repay the unpaid principal balance at maturity on November 30, 2000. Interest from February 8, 1995 (date of debt origination), to June 5, 1995 was based on the London InterBank Offer Rate. On June 5, 1995, the interest rate was fixed at 8.41 percent per annum. Total interest payments made by the Borrowers relating to the Senior Notes amounted to $12,830,393 and $11,364,495 in 1996 and 1995, respectively. Each Borrower has executed a separate note payable relating to its Senior Note. Each Senior Note is governed by the Master Loan Agreement, under which they are secured by a first mortgage on the Borrower's Property and are cross-collateralized by first mortgages on the other Borrowers' Properties. The Senior Notes are secured jointly and severally by each of the Borrowers.

    The Junior Note is also governed by the Master Loan Agreement. Unlike the Senior Notes, the Borrowers have not entered into separate notes payable relating to the Junior Note. Rather, under the terms of the Master Loan Agreement, the Borrowers, by mutual consent, have allocated to each Borrower a portion of the total amount outstanding under the Junior Note, which was $15,565,306 at December 31, 1996 and 1995. Aggregate interest payments only of $125,302 are due monthly based on a fixed interest rate of 9.66 percent per annum. Total interest payments made by the Borrowers relating to the Junior Note amounted to $1,503,789 and $1,331,504 in 1996 and 1995, respectively. Under the terms of the Master Loan Agreement, the Junior Note is cross-collateralized by the second mortgages on the Borrowers' Properties (see Note 6). No principal payments are required on the Junior Note until its maturity date in the year 2000. The Junior Note contains certain options to extend the maturity to February 8, 2020.

    In connection with the issuance of the Junior Note, the Borrowers recorded a discount of $1,648,174 and capitalized deferred finance costs of $12,160,083. Amortization related to the discount and deferred finance costs was $282,929 and $1,875,318, respectively, for 1996 and $257,112 and
$1,701,582, respectively, for 1995, which is reflected as interest expense in the accompanying combined statements of operations.

    The Partnerships must meet certain covenants related to these borrowings.

HEDGE INSTRUMENT

    In connection with the financing in 1995, referred to above, the Borrowers entered into a hedge agreement to cover interest rate fluctuations above 9.82 percent on the Senior Note. The cost of the hedge instrument was approximately $1,240,000. The hedge instrument was sold when the LIBOR portion of the Senior Note was amended to a fixed rate. Net funds of approximately $676,000 from the sale of the hedge instrument were distributed to the New LPs, who in turn distributed them to the common limited partner, who in turn made distributions to its partners. Upon mutual consent of the partners, this distribution was made outside of the distribution method required under the Borrowers' partnership agreements, as described in Note 3. The Borrowers recorded $57,576 in amortization of deferred finance costs related to the cost of the hedge instrument for the period ended December 31, 1995. The Borrowers recorded a loss on the sale of $503,931, which is included as loss on sale of hedge instrument in the accompanying combined statements of operations.

6. RELATED-PARTY TRANSACTIONS AND COMPENSATION TO PARTNERS:

    NHPMC is the management agent for the properties. The management agreement has a primary term which expires November 7, 2000, and thereafter can be extended on an annual basis under certain conditions. As of December 31, 1996, certain stockholders owning approximately 60 percent of the common stock of NHP Incorporated also own NHP Partners, Inc., which holds general and limited partnership interests in the New LPs and the Partnerships.

    During 1996 and 1995, personnel working at the Properties were employees of NHP Incorporated, and therefore the Property reimbursed NHP Incorporated for the actual salaries and related benefits totaling $4,245,949 and $3,458,934 in 1996 and 1995, respectively, as reflected in the accompanying combined financial statements. At December 31, 1996 and 1995, trade payables include $231,348 and $40,382, respectively, due to NHP Incorporated.

    During 1996 and 1995, NHPMC received aggregate fees of $1,762,457 and $1,399,190, respectively, for its services as management agent equal to 4 percent of the Properties rental collections. In addition, NHPMC and other affiliates of NHP Incorporated received $331,484 and $453,872 during 1996 and 1995, respectively, for other services provided to the Properties.

    During 1996 and 1995, NHP Partners, Inc., which wholly owns NHP-HG Twelve, Inc. received $59,049 and $0, respectively relating to direct administrative costs, financial and tax reporting and loans and partnership agreement compliance.

    In the event that the Borrowers are unable to make payments due pursuant to the Master Loan Agreement on the Senior Note or on its portion of the Junior Note, they may borrow funds from one or more of the Borrowers that have surplus cash. As of December 31, 1996 and 1995, inter-partnership borrowings of $1,222,634 and $355,565, respectively, were outstanding which have been eliminated in the accompanying combined financial statements.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS:

    In accordance with the requirements of SFAS No. 107, "Disclosure About Fair Value of Financial Instruments," the Borrowers must disclose the fair value of their financial instruments as of December 31, 1996 and 1995. In the opinion of management, the fair value of the Borrowers' financial instruments is not materially different from the carrying amounts shown in the accompanying combined financial statements.

8. SUBSEQUENT EVENT:

    On June 3, 1997, NHP Partners, Inc. was acquired by Apartment Investment and Management Company ("AIMCO") a real estate investment trust whose shares are traded on the New York Stock Exchange.

                               NHP Borrower Entities
                               (as defined in Note 1)

                        Schedule II -- Valuation and Qualifying Account
                            Allowance for Doubtful Accounts

                                             BALANCE AT                             BALANCE AT
                                              BEGINNING     CHARGED                   END OF
DESCRIPTION                                   OF PERIOD   TO EXPENSE   WRITE-OFFS     PERIOD
-------------------------------------------  -----------  -----------  -----------  -----------
1995 Allowance for Doubtful Accounts.......   $      --    $ 615,294   $  (523,820)  $  91,474
1996 Allowance for Doubtful Accounts.......      91,474      716,016      (680,658)    126,832


                                     NHP Borrower Entities           Page 1 of 2
                      Schedule III--Real Estate and Accumulated Depreciation
                                       December 31, 1996




                                                                                           GROSS AMOUNT AT
                                                                                          DECEMBER 31, 1996
                                          INITIAL COSTS           SUBSEQUENT     ------------------------------------
                                     --------------------------      COSTS                  BLDG. &
    BORROWERS           DEBT         LAND   BLDG. & IMPROVEMENTS  CAPITALIZED     LAND     IMPROVEMENTS       TOTAL
------------------   ----------     ------  --------------------  -----------     ----    ------------    -----------

NHP Bayberry,LP... $  5,652,902   $ 1,532,834  $  6,008,709      $  10,758    $ 1,532,834  $  6,019,467    $  7,552,301
NHP Carriage, LP..    3,985,187       376,841     4,756,266         31,472        376,841     4,787,738       5,164,579
NHP Center, LP....    1,187,698       505,102     2,347,039         57,713        505,101     2,404,753       2,909,854
NHP Coach, LP.....    5,702,902     1,063,886     6,404,594         12,323      1,063,885     6,416,918       7,480,803
NHP Cornerstone,
  LP..............    2,263,492       472,970     2,197,735         38,950        472,970     2,236,685       2,709,655
NHP Dove, LP......    3,103,758       642,899     3,606,665         35,610        642,900     3,642,274       4,285,174
NHP Elk, LP.......    8,252,045     2,159,812     8,931,391         19,108      2,159,811     8,950,500      11,110,311
NHP Forest II, LP.    6,584,538     1,869,796     6,893,314         70,304      1,861,681     6,971,733       8,833,414
NHP Forest IV, LP.    7,729,188     1,662,711     8,554,650        126,573      1,670,826     8,673,108      10,343,934
NHP Gates of
  Arlington, LP...   11,345,803     5,718,593     9,152,839        181,512      5,718,592     9,334,352      15,052,944
NHP Green, LP.....    6,963,109       753,247     8,315,841        136,374        753,246     8,452,216       9,205,462
NHP Heather I, LP.    2,956,420     1,166,407     2,798,572        159,239      1,166,407     2,957,811       4,124,218
NHP Heather II, LP    2,792,087     1,318,585     2,320,710         12,795      1,318,585     2,333,505       3,652,090
NHP Lane, LP......    9,911,033     2,802,311    11,588,295         29,533      2,802,311    11,617,828      14,420,139
NHP Laurel III, LP    1,250,207       244,146     1,424,766          5,733        244,146     1,430,499       1,674,645
NHP Mill Creek, LP    2,599,143       141,015     3,282,838         37,885        141,014     3,320,724       3,461,738
NHP Oak, LP.......    2,644,520       275,670     2,118,369         87,438        275,670     2,205,807       2,481,477
NHP Paradise
  Bay, LP.........   13,827,839     2,901,902    16,115,231        264,434      2,901,902    16,379,665      19,281,567
NHP Park, LP......    1,503,152       156,732     1,766,367         38,611        156,732     1,804,978       1,961,710
NHP Parkview, LP..    4,023,493       719,896     4,201,106        116,786        719,895     4,317,893       5,037,788
NHP Pine Creek
  Manor, LP.......    1,528,917       155,091     1,623,022         15,654        155,090     1,638,677       1,793,767
NHP Regal, LP.....   13,430,678     4,635,609    13,628,690         19,523      4,635,609    13,648,213      18,283,822
NHP Summer, LP....    3,713,863     1,231,954     3,862,174        112,307      1,231,954     3,974,481       5,206,435
NHP Summit,LP.....    5,032,799     1,047,691     5,758,807         43,278      1,047,692     5,802,084       6,849,776
NHP Sunridge, LP..   10,676,972     2,225,874    12,361,018          3,219      2,225,873    12,364,238      14,590,111
NHP Timberview,
  LP..............    4,608,508     1,538,816     4,775,460          4,945      1,532,120     4,787,101       6,319,221
NHP Longfellow,
  LP..............    4,575,311     1,401,044     4,818,318         30,596      1,407,741     4,842,217       6,249,958
NHP Twin, LP......    6,410,113     1,137,854     7,462,570         20,346      1,137,856     7,482,914       8,620,770
NHP Villa, LP.....    3,470,919       378,034     4,303,912         46,241        378,035     4,350,152       4,728,187
NHP Midland, LP...    1,348,211       389,224     1,436,238         30,140        389,226     1,466,376       1,855,602
NHP Port Richey,
  LP..............    3,859,698       263,074     4,948,414        282,655        263,074     5,231,069       5,494,143
NHP Woodcreek, LP.    4,062,668       810,243     4,330,170          8,802        810,243     4,338,972       5,149,215
                   ------------   -----------  ------------     ----------    -----------   -----------    ------------
                   $166,997,173   $41,699,863  $182,094,090     $2,090,857    $41,699,862  $184,184,948    $225,884,810
                   ------------  ------------  ------------     ----------    -----------  --------------  ------------
                   ------------  ------------  ------------     ----------    -----------  --------------  ------------



















                   ACCUMULATED      DATE OF     DEPRECIATION
BORROWERS          DEPRECIATION   ACQUISITION       LIFE
------------       -------------  -----------   ------------

NHP Bayberry,LP... $  351,347      02/08/95          25
NHP Carriage, LP..    280,286      02/08/95          25
NHP Center, LP....    142,018      02/08/95          25
NHP Coach, LP.....    375,098      02/08/95          25
NHP Cornerstone,
  LP..............    129,222      02/08/95          25
NHP Dove, LP......    214,422      02/08/95          25
NHP Elk, LP.......    523,207      02/08/95          25
NHP Forest II, LP.    410,566      02/08/95          25
NHP Forest IV, LP.    510,881      02/08/95          25
NHP Gates of
  Arlington, LP...    553,726      02/08/95          25
NHP Green, LP.....    489,230      02/08/95          25
NHP Heather I, LP.    148,489      06/15/95          25
NHP Heather II, LP    137,154      02/08/95          25
NHP Lane, LP......    677,962      02/08/95          25
NHP Laurel III, LP     84,077      02/08/95          25
NHP Mill Creek, LP    194,541      02/08/95          25
NHP Oak, LP.......    133,154      02/08/95          25
NHP Paradise
  Bay, LP.........    962,093      02/08/95          25
NHP Park, LP......    107,751      02/08/95          25
NHP Parkview, LP..    256,022      02/08/95          25
NHP Pine Creek
  Manor, LP.......     95,389      02/08/95          25
NHP Regal, LP.....    797,510      02/08/95          25
NHP Summer, LP....    237,851      02/08/95          25
NHP Summit,LP.....    338,952      02/08/95          25
NHP Sunridge, LP..    721,085      02/08/95          25
NHP Timberview,
  LP..............    279,811      02/08/95          25
NHP Longfellow,
  LP..............    283,734      02/08/95          25
NHP Twin, LP......    437,412      02/08/95          25
NHP Villa, LP.....    255,306      02/08/95          25
NHP Midland, LP...     85,627      02/08/95          25
NHP Port Richey,
  LP..............    323,740      02/08/95          25
NHP Woodcreek, LP.    253,545      02/08/95          25

                   ----------
                  $10,791,208
                   ----------
                   ----------

                                   NHP Borrower Entities             Page 2 of 2
                                   (as defined in Note 1)

                 Schedule III -- Real Estate and Accumulated Depreciation
                                     Notes to Schedule
                                     December 31, 1996
                                       (In thousands)

Notes:

    (A) The change in total cost of properties for the year ended December 31, 1996 is as follows:

Balance at December 31, 1995......................................  $ 225,233
Additions: Capital expenditures, net of disposals.................        652
                                                                    ---------
Balance at December 31, 1996......................................  $ 225,885
                                                                    ---------
                                                                    ---------

    (B) The change in accumulated depreciation and amortization for the year ended December 31, 1996 is as follows:


Balance at December 31, 1995.......................................  $   3,346
  Depreciation and amortization....................................      7,445
                                                                     ---------
Balance at December 31, 1996.......................................  $  10,791
                                                                     ---------
                                                                     ---------